ADVANCED SERIES TRUST

AST Multi-Sector Fixed Income Portfolio
AST Prudential Corporate Bond Portfolio

Supplement dated January 8, 2021 to the
Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the Advanced Series Trust relating to the AST Prudential Corporate Bond Portfolio and AST Multi-Sector Fixed Income Portfolio (each a Portfolio and together the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Steven Kellner, a portfolio manager of each Portfolio, has announced his intention to retire, effective on or about April 2022.   Until his retirement, Mr. Kellner will continue to serve on each respective portfolio management team.

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THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

608/864SUP1